MAINSTAY FUNDS TRUST
THE MAINSTAY FUNDS

MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch U.S. Equity Yield Fund

MainStay Income Builder Fund

(the “Funds”)

Supplement dated September 15, 2023 (“Supplement”) to the Summary Prospectuses, Prospectus, and

Statement of Additional Information, each dated February 28, 2023, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectuses, Prospectus and Statement of Additional Information.

Effective on or about March 31, 2024, William W. Priest will no longer serve as a portfolio manager for the Funds. All references to Mr. Priest will be deleted in their entirety at that time. Except for this change, each Fund’s portfolio management team will remain the same.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.